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_______________________________________________________________________________

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             _____________________

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): December 15, 2004

                           PVC CONTAINER CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                0-08791                13-2616435
       ________________        ________________        ________________

       (State or Other      (Commission File No.)       (I.R.S. Employer
        Jurisdiction                                   Identification No.)
      of Incorporation)


               2 INDUSTRIAL WAY WEST, EATONTOWN, NEW JERSEY 07724
             (Address of Principal Executive Offices)   (Zip Code)

              Registrant's Telephone Number, Including Area Code:
                                 (732) 542-0060

                                      N/A
         ______________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_______________________________________________________________________________
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Item 1.01 Entry into a material definitive agreement


On December 10, 2004, the board of directors of PVC Container Corporation (the "Company") approved a cash bonus incentive plan for the fiscal year ending June 30, 2005 (the "Annual Bonus Plan"). The Company's key management personnel, which include the chief executive officer and chief financial officer, will be entitled to earn bonus compensation under the Annual Bonus Plan based upon the Company's financial performance in fiscal 2005. The specific measurement of the Company's financial performance is the incremental equity value of the Company, which is based on the Company's earnings before interest, taxes, depreciation and amortization ("EBITDA").

In addition, the board of directors approved a long-term management incentive compensation program (the "Long-Term Program") that entitles the Company's key management personnel, which include the chief executive officer and the chief financial officer, to a one-time cash payment equal to a percentage of the incremental equity value of the Company in the event there is change in control of the Company.

There is no formally adopted plan document for either the Annual Bonus Plan or the Long-Term Program.

The table below summarizes performance measures and the range of payouts for the fiscal year 2005 under the Annual Bonus Plan and the Long-Term Program.


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                Performance Measure                             Payout Range
                                                                Per Participant
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                Annual Bonus Plan                                  .34% to 1.5%
                                                     (incremental equity value)

                Long-Term Program                                   .6% to 3.5%
                                                     (incremental equity value)
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2004

                                         PVC CONTAINER CORPORATION


                                         By /s/ Jeffrey Shapiro
                                            ------------------------------
                                         Name:  Jeffrey Shapiro
                                         Title: Chief Financial Officer